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                                                                  EXECUTION COPY


                       TRANSFER AND ASSUMPTION AGREEMENT
                     (First Union Master Credit Card Trust)

     TRANSFER AND ASSUMPTION AGREEMENT, dated as of September 30, 2000 (this "Agreement"), by and among First Union Direct Bank, National Association (as successor to First Union National Bank of Georgia), a national banking association (the "Bank"), in its individual capacity and as Transferor and Servicer, The Bank of New York, a banking corporation organized and existing under the laws of the State of New York, as Trustee (the "Trustee"), and MBNA America Bank, National Association, a national banking association ("Successor"), as successor Transferor and Servicer pursuant to the Pooling and Servicing Agreement referred to below.


                                   WITNESSETH
                                   ----------

     WHEREAS, the Bank and Trustee are parties to the Pooling and Servicing Agreement, dated as of September 29, 1995, as amended by the First Amendment to the Pooling and Servicing Agreement, dated as of February 22, 1996, and as further amended by the Second Amendment to the Pooling and Servicing Agreement, dated as of March 31, 1996, and as further amended by the Third Amendment to the Pooling and Servicing Agreement, dated as of June 13, 1996, and as further amended by the Fourth Amendment to the Pooling and Servicing Agreement, dated as of September 1, 1997, and as further amended by the Fifth Amendment to the Pooling and Servicing Agreement, dated as of August 16, 1999, and as supplemented by the Supplemental Agreement to the Pooling and Servicing Agreement, dated as of June 2, 1997, and as further supplemented by the Series 1996-1 Supplement, dated as of March 5, 1996, and as further supplemented by the Series 1998-A Supplement, dated as of September 28, 1998, and as amended or supplemented by Assignment No. 1 of Receivables in Additional Accounts, dated as of March 12, 1997 (collectively, as amended or supplemented from time to time, the "Pooling and Servicing Agreement"); and

     WHEREAS, the Trustee, the Bank, the CA Investors named therein including The Sanwa Bank, Limited, New York Branch, and The Sanwa Bank, Limited, New York Branch, as agent, are the parties to the Loan Agreement, dated as of March 5, 1996 (as amended or supplemented from time to time, the "Loan Agreement") relating to Series 1996-1; and

     WHEREAS, the Bank, Corporate Asset Funding Company, Inc., as the Purchaser (the "Purchaser"), and Citicorp North America, Inc., as Certificate Agent for the Purchaser and the Owners (the "Class A Certificate Agent"), are parties to the Certificate Purchase Agreement, dated as of September 28, 1998 (as amended or supplemented from time to time, the "Certificate Purchase Agreement") relating to Series 1998-A; and

     WHEREAS, the Trustee, the Bank, the CA Investors named therein including First Union National Bank, and First Union National Bank, as agent (the "Collateral Agent"), are the parties to the Collateral Agreement, dated as of September 28, 1998 (as amended or supplemented from time to time, the "Collateral Agreement") relating to Series 1998-A; and
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     WHEREAS, pursuant to a Purchase and Sale Agreement, dated as of August 14,
2000 (the "Purchase and Sale Agreement"), Successor is purchasing from the Bank, and the Bank is selling to Successor, the assets described in the Purchase and Sale Agreement; and

     WHEREAS, the parties wish to provide for the assumption by Successor of the obligations of the Transferor and the Servicer, as contemplated by Sections 7.02 and 8.02 of the Pooling and Servicing Agreement.

     NOW, THEREFORE, the Bank, the Trustee and Successor hereby agree as follows:

     1.  Defined Terms.  All capitalized terms used in this Agreement without
         -------------
definition and defined in the Pooling and Servicing Agreement shall have the meanings ascribed to them in the Pooling and Servicing Agreement (including by way of reference to other documents).

     2.  Assumption of Transferor Obligations. (a) On and after the date of this
         ------------------------------------
Agreement, and pursuant to Section 7.02 of the Pooling and Servicing Agreement, Successor (i) expressly assumes, undertakes and agrees to be liable for the performance of each and every covenant and obligation of the Transferor, mutatis
                                                                         -------
mutandis, and (ii) shall benefit from all rights granted to the Transferor,
--------
under the Pooling and Servicing Agreement; provided, however, that to the extent that any right, covenant or obligation of the Transferor, as applicable under the Pooling and Servicing Agreement, is inapplicable to Successor, Successor shall be subject to such covenant or obligation, or benefit from such right, as would apply, to the extent practicable, to Successor.

     (b) On and after the date of this Agreement, the Bank shall be relieved of all of its obligations as Transferor under the Pooling and Servicing Agreement, other than obligations arising under the Pooling and Servicing Agreement prior to the date of this Agreement.

     3.  Assumption of Servicer Obligations. (a) On and after the date of this
         ----------------------------------
Agreement, and pursuant to Section 8.02 of the Pooling and Servicing Agreement, Successor (i) expressly assumes, undertakes and agrees to be liable for the performance of each and every covenant and obligation of the Servicer, mutatis
                                                                       -------
mutandis, and (ii) shall benefit from all the rights granted to the Servicer,
--------
under the Pooling and Servicing Agreement; provided, however, that to the extent that any right, covenant or obligation of the Servicer, as applicable under the Pooling and Servicing Agreement, is inapplicable to Successor, Successor shall be subject to such covenant or obligation, or benefit from such right, as would apply, to the extent practicable, to Successor.

     (b) On and after the date of this Agreement, the Bank shall be relieved of all of its obligations as Servicer under the Pooling and Servicing Agreement, other than obligations arising under the Pooling and Servicing Agreement prior to the date of this Agreement.

     (c) In connection with the assumption by Successor pursuant to Section 3(a) hereof, the Servicer will transfer to Successor the assets set forth in Schedule 1.

     4.  The Certificate Purchase Agreement. (a) The Bank hereby assigns all of
         ----------------------------------
its rights and obligations under the Certificate Purchase Agreement to Successor and, on and after the date of this Agreement, Successor expressly assumes, undertakes and agrees to be liable for the

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

performance of each and every covenant and obligation of the Bank, as Transferor and Servicer, mutatis mutandis, under the Certificate Purchase Agreement.
              ----------------
     (b) On and after the date of this Agreement, the Bank shall be relieved of its obligations under the Certificate Purchase Agreement, other than obligations arising under the Certificate Purchase Agreement prior to the date of this Agreement.

     (c) Pursuant to Section 7.04(b) of the Certificate Purchase Agreement, the Class A Certificate Agent, acting at the direction of the Purchaser, hereby consents to the Bank's assignment of all of the Bank's rights and obligations under the Certificate Purchase Agreement to Successor.

     5.  The Loan Agreement. (a) The Bank, as Transferor and Servicer, hereby
         ------------------
assigns all of its rights and obligations under the Loan Agreement to Successor and, on and after the date of this Agreement, Successor expressly assumes, undertakes and agrees to be liable for the performance of each and every covenant and obligation of the Bank, as Transferor and Servicer, mutatis
                                                                 -------
mutandis, under the Loan Agreement.
--------

     (b) On and after the date of this Agreement, the Bank shall be relieved of its obligations under the Loan Agreement, other than obligations arising under the Loan Agreement prior to the date of this Agreement.

     (c) Pursuant to Section 7.09(b) of the Loan Agreement, The Sanwa Bank, Limited, New York Branch, as the Majority Investor (as defined in the Loan Agreement), hereby consents to the Bank's assignment of all of the Bank's rights and obligations under the Loan Agreement to Successor. The Sanwa Bank, Limited, New York Branch acknowledges that this Agreement satisfies the requirements of Sections 7.09(b)(i) and (ii) of the Loan Agreement.

     6.  The Collateral Agreement. (a) The Bank, as Transferor and Servicer,
         ------------------------
hereby assigns all of its rights and obligations under the Collateral Agreement to Successor and, on and after the date of this Agreement, Successor expressly assumes, undertakes and agrees to be liable for the performance of each and every covenant and obligation of the Bank, as Transferor and Servicer, mutatis
                                                                       -------
mutandis, under the Collateral Agreement.
--------

     (b) On and after the date of this Agreement, the Bank shall be relieved of its obligations under the Collateral Agreement, other than obligations arising under the Collateral Agreement prior to the date of this Agreement.

     (c) Pursuant to Section 7.9(b) of the Collateral Agreement, First Union National Bank, as the Majority Investor (as defined in the Collateral Agreement), hereby consents to the Bank's assignment of all of the Bank's rights and obligations under the Collateral Agreement to Successor. First Union National Bank acknowledges that this Agreement satisfies the requirements of Sections 7.9(b)(i) and (ii) of the Collateral Agreement.

     7.  Representations and Warranties.
         ------------------------------

     (a) By the Bank.  The Bank hereby represents and warrants to Trustee, on
         -----------
behalf of the Trust (as defined in the Pooling and Servicing Agreement), and to Successor as follows:

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          (i) This Agreement and the Purchase and Sale Agreement each constitutes a legal, valid and binding obligation of the Bank enforceable against the Bank in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and the rights of creditors of national banking associations, and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity)).

          (ii) The Bank is a national banking association duly organized, validly existing and in good standing under the federal laws of the United States of America and has the power and authority to execute and deliver this Agreement.

          (iii) There are no proceedings or investigations pending or, to the best knowledge of the Bank, threatened against the Bank before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality asserting the invalidity of this Agreement or seeking to prevent the consummation of any of the transactions contemplated by this Agreement.

          (iv) All authorizations, consents, orders or approvals or other actions of any Person or of any court or other governmental authority required to be obtained by the Bank in connection with the execution and delivery of this Agreement by the Bank and the performance of the transactions contemplated by this Agreement by the Bank, have been obtained.

          (v) All conditions required under Sections 7.02 and 8.02 of the Pooling and Servicing Agreement (other than the execution and delivery of this Agreement) and the Certificate Purchase Agreement in connection with the transactions contemplated by this Agreement have been satisfied.

     (b) By Successor.  Successor hereby represents and warrants to Trustee, on
         ------------
behalf of the Trust (as defined in the Pooling and Servicing Agreement), and to the Bank as follows:

          (i) This Agreement and the Purchase and Sale Agreement each constitutes a legal, valid and binding obligation of Successor, enforceable against Successor in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general, and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity)).

          (ii) Successor is a national banking association duly organized, validly existing and in good standing under the federal laws of the United States of America, has the power and authority to execute and deliver this Agreement and is a Person eligible to assume and perform the obligations of the Transferor and the Servicer under the Pooling and Servicing Agreement, the Certificate Purchase Agreement, the Loan Agreement, the Collateral Agreement and the transactions contemplated therein.

          (iii) There are no proceedings or investigations pending or, to the best knowledge of Successor, threatened against Successor before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality asserting the invalidity

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

of this Agreement or seeking to prevent the consummation of any of the transactions contemplated by this Agreement.

          (iv) All authorizations, consents, orders or approvals or other actions of any Person or of any court or other governmental authority required to be obtained by Successor in connection with the execution and delivery of this Agreement by Successor and the performance of the transactions contemplated by this Agreement by Successor, have been obtained.

     8.  Financing Statements. At or before the Closing Date (as defined in the
         --------------------
Purchase and Sale Agreement), the Bank will execute, file and deliver to Successor financing statements naming Successor as debtor and the Trustee as secured party, prepared by the Bank, in the appropriate forms (with appropriate notations of date and time of filing from the filing office) under the Uniform Commercial Code in the applicable jurisdiction to give notice of Successor's interest in the Accounts (as defined in the Purchase and Sale Agreement). Such financing statements will be filed by the Bank at the appropriate place or places maintained under applicable law for the financing statements to be filed for such purposes. To the extent such financing statements are filed in connection with Section 3.1(d) of the Purchase and Sale Agreement, this Section 7 will be deemed satisfied.

     9.  Acceptance by Trustee.  Trustee hereby accepts the assumption by
         ---------------------
Successor of rights and obligations of the Bank as Transferor and Servicer under the Pooling and Servicing Agreement, and from and after the date of this Agreement, Successor shall be the Transferor and Servicer thereunder (and as otherwise contemplated by this Agreement).

     10.  Further Assurances.  The Bank agrees to do or take, or cause to be
          ------------------
done or taken, all such things and actions as Successor or Trustee may reasonably request in order to effect more fully the transfers contemplated by this Agreement.

     11.  Ratification of Agreements.  As supplemented and amended by this
          --------------------------
Agreement, the Pooling and Servicing Agreement, the Certificate Purchase Agreement, the Loan Agreement and the Collateral Agreement are in all respects ratified and confirmed and each such agreement, as so supplemented and amended by this Agreement, shall be read, taken and construed as one and the same instrument.

     12.  Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
          -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAW PROVISIONS.

     13.  Counterparts.  This Agreement may be executed in two or more
          ------------
counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

     14.  Effectiveness.  This Agreement shall be effective as of the Effective
          -------------
Time (as such term is defined in the Purchase and Sale Agreement).

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

     IN WITNESS WHEREOF, the Bank, the Trustee, Successor, Collateral Interest Holder, the Certificate Agent and the Collateral Agent have caused this Agreement to be duly executed by their respective officers as of the day and year first written above.

                              FIRST UNION DIRECT BANK, NATIONAL
                                ASSOCIATION, as Transferor and
                                Servicer and in its individual capacity


                                   /s/ James H. Gilbraith II
                              By:  _________________________________
                                   Name: James H. Gilbraith II
                                   Title:

                              THE BANK OF NEW YORK, Trustee


                                   /s/ Cassandra Shedd
                              By:  ________________________________
                                   Name: Cassandra Shedd
                                   Title:Assistant Treasurer


                              MBNA AMERICA BANK, NATIONAL ASSOCIATION
                                Successor Transferor and Servicer


                                   /s/ Thomas Dunn
                              By:  ________________________________
                                   Name: Thomas Dunn
                                   Title:Executive Vice President



CONSENTED TO BY THE MAJORITY INVESTORS
UNDER THE LOAN AGREEMENT

THE SANWA BANK, LIMITED,
NEW YORK BRANCH,
as Majority Investor


     /s/ Kazuya Kurano
By:  _______________________________
     Name: Kazuya Kurano
     Title:Senior Vice President

CONSENTED TO BY THE CLASS A CERTIFICATE AGENT

CITICORP NORTH AMERICA, INC.,
in its capacity as Class A Certificate Agent for the Class A Certificateholder


By:  /s/ Radford C. West
     -------------------------
     Name: Radford C. West
     Title: Vice President



CONSENTED TO BY THE MAJORITY INVESTORS
UNDER THE COLLATERAL AGREEMENT

FIRST UNION NATIONAL BANK,
as Majority Investor


By:  /s/ James H. Gilbraith II
     --------------------------
     Name: James H. Gilbraith II
     Title:

                                       7
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                                  SCHEDULE 1


          In connection with the Transfer and Assumption Agreement to which this
Schedule is attached, the Servicer will transfer to Successor the funds in the following accounts:

          1.  Collection Account - funds in an amount equal to $170,814,662.
              ------------------

          2.  Spread Account (1996-1) - funds in an amount equal to $8,363,639.
              -----------------------

          3.  Reserve Account (1996-1) - funds in an amount equal to $4,600,000.
              ------------------------

          4.  Principal Funding Account (1996-1) - funds in an amount equal to
              ----------------------------------
              $345,706,218.



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